UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

      Date of Report (Date of earliest event reported): October 07, 2003
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5    Press release dated October 07, 2003 - Industry Analyst Day

                                                                Press enquiries:

                   Joe Kelly tel: +44 207 306 1771; email: joe.kelly@marconi.com
                 David Beck tel: +44 207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
           Heather Green tel: + 44 207 306 1735; email:heather.green@marconi.com


                             MARCONI CORPORATION PLC
                              INDUSTRY ANALYST DAY

LONDON - October 7, 2003 - Marconi Corporation plc (London: MONI and NASDAQ:
MRCIY) is hosting a group of industry analysts from around the world today and tomorrow at the Company's Customer Welcome Centre in Coventry. The company's senior management will present the company's strategy and vision for the future.

Copies of the key presentations from the event will be available at the Industry Analysts section of the Marconi web site, www.marconi.com, from 09.00 hours today.

ENDS/...

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY.

Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2003 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report and Form 6-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 7th, 2003